EXHIBIT 10.01


                          SECURITIES PURCHASE AGREEMENT

     This Securities  Purchase Agreement  ("Agreement"),  dated as of August 21,
2006,  among,  Intercell   International   Corporation  ("IIC"),  and  NewMarket
Technology, Inc. (the "Buyer").


                              W I T N E S S E T H:


     A. WHEREAS, IIC is a corporation duly organized under the laws of the State of Nevada.

     B. WHEREAS, Buyer wishes to purchase an aggregate of 250,000 shares of Series A Preferred stock of IIC (collectively, the "Purchase Shares"), and IIC desires to sell the Purchase Shares to Buyer free and clear of liens and encumbrances.

     NOW, THEREFORE, it is agreed among the parties as follows:

                                    ARTICLE I

                                The Consideration
                                -----------------

     1.1 Subject to the conditions set forth herein, IIC shall sell to Buyer and Buyer shall purchase an aggregate of 250,000 shares of Series A Preferred stock of IIC from IIC. The purchase price for the shares to be paid by Buyer to IIC is $250,000 advanced to escrow (the "Consideration") which is herewith assigned by Buyer to and for the benefit of IIC.

                                   ARTICLE II

                         Closing and Issuance of Shares
                         ------------------------------

     2.1 The Purchase Shares shall be issued by IIC to Buyer fully paid and nonassessable free and clear of any liens or encumbrances upon receipt of the Consideration by IIC, and satisfaction of a) the conditions precedent in Article VI, and b) procedures in Article 5.

     2.2 Closing hereunder shall be completed by delivery of the requisite closing documents, consideration and share certificates on or before August 21, 2006 at 5:00 p.m. PST ("Closing Date") subject to satisfaction of the terms and conditions set forth herein. Consideration may be delivered by Federal Express and any closing documents may be delivered by facsimile, Federal Express or other appropriate means.


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                                  ARTICLE III

                Representations, Warranties and Covenants of IIC
                ------------------------------------------------

     IIC hereby represents, warrants and covenants to Buyer as follows:

     3.1 IIC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of IIC, are complete and accurate, and the minute books of IIC, copies of which have also been made available to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of IIC.

     3.2 The authorized capital stock of IIC consists of 200,000,000 shares of common stock; and 10 million shares of preferred is authorized of which 250,000 shares have been designated as Series A Preferred with the Rights and Privileges as contained on Exhibit A hereto. There are 23,836,323 shares of Common Stock of IIC issued and outstanding and no shares of Preferred of any series are currently outstanding. All such shares of capital stock of IIC are validly issued, fully paid, non-assessable and free of preemptive rights except as previously disclosed. IIC has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of IIC, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of IIC.

     3.3 This Agreement has been duly authorized, validly executed and delivered on behalf of IIC and is a valid and binding agreement and obligation of IIC enforceable in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and IIC have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by IIC will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of IIC, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which IIC is a party, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over IIC, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of IIC pursuant to the terms of any agreement or instrument to which IIC is a party or by which IIC may be bound or to which any of IIC property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by IIC or Sellers.


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     3.5   There  is  no  claim,   legal   action,   arbitration,   governmental
investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Sellers threatened against or relating to IIC or affecting any of its assets, properties, business or capital stock except the outstanding judgment of Charles Brunetti. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which IIC is a party or by which IIC or its assets, properties, business or capital stock are bound.

     3.6 IIC has accurately prepared and filed all federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of IIC for all current taxes and other charges to which IIC is subject and which are not currently due and payable. None of the Federal income tax returns of IIC have been audited by the Internal Revenue Service or other foreign governmental tax agency. IIC has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against IIC for any period, nor of any basis for any such assessment, adjustment or contingency.

     3.7 IIC has delivered to Buyer audited financial statements for the fiscal year ended September 30, 2005 and unaudited financial statements for the nine months ended June 30, 2006. All such statements, herein sometimes called "IIC Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of IIC for the periods indicated. All financial statements of IIC have been prepared in accordance with generally accepted accounting principles.

     3.8 Since the dates of the IIC Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of IIC. IIC does not have any liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

     3.9 The representations and warranties of the IIC shall be true and correct as of the date hereof.

     3.10 IIC has no employee benefit plan in effect at this time.

     3.11 No representation or warranty by IIC or the Sellers in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

     3.12 Buyer has received copies of the Annual Report on Form 10KSB for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission ("SEC") which included audits for the year ended September 30, 2005 and each of its other reports to shareholders filed with the SEC through the period ended June 30, 2006. IIC is a registered company under the Securities Exchange Act of 1934, as amended.

     3.13 IIC has filed reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws".) No such


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

reports, or any reports sent to the shareholders of IIC generally contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

     3.14 The Buyer has not received any general solicitation or general advertising regarding the shares of Sellers's common stock.


                                   ARTICLE IV

                              Procedure for Closing
                              ---------------------

     4.1 At the Closing Date, the purchase and sale shall be consummated after satisfaction of all conditions precedent set forth in Article V, by Series A Preferred stock certificates for the Purchase Shares being delivered, duly issued, for 250,000 shares of Series A Preferred stock to Buyer, and the delivery of the Consideration for share purchase from the Buyer to seller, together with delivery of all other items, agreements, stock powers, warranties, and representations set forth in this Agreement.



                                    ARTICLE V

                           Conditions Precedent to the
                           ---------------------------
                          Consummation of the Purchase
                          ----------------------------

     The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

     5.1 IIC shall have performed and complied with all of it's respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

     5.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

     5.3 The representations and warranties made by IIC in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and


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

warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyer.

                                   ARTICLE VI

                           Termination and Abandonment
                           ---------------------------

     6.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing Date:

        (a)    By mutual consent of parties;

        (b) By IICor Buyer, if any condition set forth in Article V relating to the other party has not been met or has not been waived;

        (c) By IIC or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

        (d) By IIC or Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of another party; or

        (e) By the IIC, if the Closing does not occur, through no failure to act by IIC, on August 21, 2006, or if Buyer fails to deliver the consideration required herein.

     6.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.


                                   ARTICLE VII

                         Continuing Representations and
                         ------------------------------
                            Warranties and Covenants
                            ------------------------

     7.1 The respective representations, warranties, and covenants of the parties hereto and the covenants and agreements of the parties hereto shall survive after the closing under this Agreement in accordance with the terms thereof.

     7.2 There are no representations whatsoever about any matter relating to IIC or any item contained in this Agreement, except as is contained in the express language of this Agreement.



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

                                  ARTICLE VIII

                                  Miscellaneous
                                  -------------

     8.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein, except that a companion document, the Reorganization Agreement, has been executed previously which contains numerous warranties and representations.

     8.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

     8.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     8.4 This Agreement may not be amended except by written consent of both parties.

     8.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To IIC:           Intercell International Corporation
                  370 17th Street, Suite 3640
                  Denver, CO 80202

To Buyer:         New Market Technology, Inc.
                  14860 Montfort Drive, Suite 210
                  Dallas, TX  75254


or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

     8.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and IIC. However, IIC may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

     8.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to all


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agreements  made  hereunder.  Venue  and  jurisdiction  for  any  legal  actions hereunder shall be District Court in and for Jefferson County, Colorado.

     8.8 Buyer understands and agrees that the Purchase Shares have not been registered under the Securities Act of 1933, and shall be issued with the customary "restrictive legend" restricting transfer except in the event of an exemption from Registration being available.

     8.9 Buyer represents that IIC and its officers and directors have made available all information, without limitation, to it, so that Buyer has made a fully informed investment decision, accepting full risk, to purchase the Purchase Shares as an investment and not with any view to distribution as that term is defined and understood under the Securities Act of 1933.





     IN WITNESS WHEREOF, the parties have executed this Agreement this 21st day of August, 2006.



                                             Intercell International Corporation

                                             By: /s/ Kristi J. Kampmann
                                                 -------------------------
                                             Name: Kristi J. Kampmann
                                             Title:  CFO

                                             BUYER: New Market Technology, Inc.

                                             /s/ Philip J. Rauch
                                             -----------------------------

                                             By:_________________________
                                             Name:  Philip J. Rauch
                                             Title:  CFO





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